Exhibit 99.2
SECOND QUARTER 2025
SUPPLEMENTAL DATA
JUNE 30, 2025

2

ABOUT PARK AND SAFE HARBOR DISCLOSURE
About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts (“REIT”) with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 39 premium-branded hotels and resorts with approximately 25,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park’s decision to cease payments on its $725 million non-recourse CMBS loan (“SF Mortgage Loan”) secured by two of Park’s San Francisco hotels – the 1,921-room Hilton San Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the “Hilton San Francisco Hotels”) and the lender’s exercise of its remedies, including placing such hotels into receivership, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of Park’s indebtedness, the completion of capital allocation priorities, the expected repurchase of Park’s stock, the impact from macroeconomic factors (including elevated inflation and interest rates, potential economic slowdown or a recession and geopolitical conflicts or trends, including travel barriers or changes in travel preferences for U.S. destinations), the effects of competition and the effects of future legislation, executive action or regulations, tariffs, the expected completion of anticipated dispositions, the declaration, payment and any change in amounts of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,”
“estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
All such forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item
1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in Park’s filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park presents certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Nareit FFO attributable to stockholders,
Adjusted FFO attributable to stockholders, FFO per share, Adjusted FFO per share, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA
margin, Net Debt and Net Debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income
(loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

3
HILTON NEW ORLEANS RIVERSIDE
TABLE OF CONTENTS

4
WALDORF ASTORIA ORLANDO
FINANCIAL
STATEMENTS

5
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, except share and per share data)	June 30, 2025	December 31, 2024
	(unaudited)
ASSETS
Property and equipment, net	$7,176	$7,398
Contract asset	852	820
Intangibles, net	41	41
Cash and cash equivalents	319	402
Restricted cash	28	38
Accounts receivable, net of allowance for doubtful accounts of $3 and $4	129	131
Prepaid expenses	72	69
Other assets	69	71
Operating lease right-of-use assets	184	191
TOTAL ASSETS (variable interest entities – $209 and $223)	$8,870	$9,161
LIABILITIES AND EQUITY
Liabilities
Debt	$3,840	$3,841
Debt associated with hotels in receivership	725	725
Accrued interest associated with hotels in receivership	127	95
Accounts payable and accrued expenses	237	226
Dividends payable	55	138
Due to hotel managers	114	138
Other liabilities	165	179
Operating lease liabilities	219	225
Total liabilities (variable interest entities – $196 and $201)	5,482	5,567
Stockholders’ Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 200,946,918 shares issued and 199,913,166 shares outstanding as of June 30, 2025 and 203,407,320 shares issued and 202,553,194 shares outstanding as of December 31, 2024	2	2
Additional paid-in capital	4,022	4,063
Accumulated deficit	(580)	(420)
Total stockholders’ equity	3,444	3,645
Noncontrolling interests	(56)	(51)
Total equity	3,388	3,594
TOTAL LIABILITIES AND EQUITY	$8,870	$9,161

6
HILTON WAIKOLOA VILLAGE
FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in millions, except per share data)	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues
Rooms	$401	$416	$764	$790
Food and beverage	180	182	362	364
Ancillary hotel	68	66	131	128
Other	23	22	45	43
Total revenues	672	686	1,302	1,325

Operating expenses
Rooms	105	105	205	207
Food and beverage	122	121	245	244
Other departmental and support	152	155	303	300
Other property	50	57	107	109
Management fees	31	33	61	63
Impairment and casualty loss	—	7	70	13
Depreciation and amortization	122	64	191	129
Corporate general and administrative	19	18	37	35
Other	23	20	44	41
Total expenses	624	580	1,263	1,141

Gain on sale of assets, net	1	—	1	—
Gain on derecognition of assets	16	15	32	29

Operating income	65	121	72	213

Interest income	2	5	5	10
Interest expense	(53)	(54)	(105)	(107)
Interest expense associated with hotels in receivership	(16)	(15)	(32)	(29)
Equity in earnings from investments in affiliates	2	1	2	1
Other (loss) gain, net	(1)	(3)	1	(3)

(Loss) income before income taxes	(1)	55	(57)	85
Income tax (expense) benefit	(1)	12	(2)	11
Net (loss) income	(2)	67	(59)	96
Net income attributable to noncontrolling interests	(3)	(3)	(3)	(4)
Net (loss) income attributable to stockholders	$(5)	$64	$(62)	$92

(Loss) earnings per share:
(Loss) earnings per share – Basic	$(0.02)	$0.31	$(0.31)	$0.44
(Loss) earnings per share – Diluted	$(0.02)	$0.30	$(0.31)	$0.44

Weighted average shares outstanding – Basic	199	209	199	209
Weighted average shares outstanding – Diluted	199	211	199	211

7
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY
FINANCIAL
INFORMATION

8
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
EBITDA AND ADJUSTED EBITDA

(unaudited, in millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net (loss) income	$(2)	$67	$(59)	$96
Depreciation and amortization expense	122	64	191	129
Interest income	(2)	(5)	(5)	(10)
Interest expense	53	54	105	107
Interest expense associated with hotels in receivership(1)	16	15	32	29
Income tax expense (benefit)	1	(12)	2	(11)
Interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	2	2	4	5
EBITDA	190	185	270	345
Gain on sale of assets, net	(1)	—	(1)	—
Gain on derecognition of assets(1)	(16)	(15)	(32)	(29)
Share-based compensation expense	5	5	9	9
Impairment and casualty loss	—	7	70	13
Other items	5	11	11	17
Adjusted EBITDA	$183	$193	$327	$355
_____________________________________
(1)For the three and six months ended June 30, 2025 and 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.

9
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
COMPARABLE HOTEL ADJUSTED EBITDA AND COMPARABLE HOTEL
    ADJUSTED EBITDA MARGIN

(unaudited, dollars in millions)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Adjusted EBITDA	$183	$193	$327	$355
Less: Adjusted EBITDA from investments in affiliates	(5)	(8)	(13)	(16)
Add: All other(1)	13	14	28	29
Hotel Adjusted EBITDA	191	199	342	368
Less: Adjusted EBITDA from hotels disposed of	—	(2)	—	(2)
Comparable Hotel Adjusted EBITDA	$191	$197	$342	$366

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Total Revenues	$672	$686	$1,302	$1,325
Less: Other revenue	(23)	(22)	(45)	(43)
Less: Revenues from hotels disposed of	(4)	(14)	(9)	(26)
Comparable Hotel Revenues	$645	$650	$1,248	$1,256

	Three Months Ended June 30,			Six Months Ended June 30,
	2025	2024	Change(2)	2025	2024	Change(2)
Total Revenues	$672	$686	(2.0)%	$1,302	$1,325	(1.7)%
Operating income	$65	$121	(46.3)%	$72	$213	(66.4)%
Operating income margin(2)	9.6%	17.5%	(790) bps	5.5%	16.1%	(1,060) bps

Comparable Hotel Revenues	$645	$650	(0.7)%	$1,248	$1,256	(0.7)%
Comparable Hotel Adjusted EBITDA	$191	$197	(3.2)%	$342	$366	(6.5)%
Comparable Hotel Adjusted EBITDA margin(2)	29.6%	30.4%	(80) bps	27.4%	29.1%	(170) bps
______________________________________________________________
(1)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.
(2)Percentages are calculated based on unrounded numbers.

10
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NAREIT FFO AND ADJUSTED FFO

(unaudited, in millions, except per share data)	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net (loss) income attributable to stockholders	$(5)	$64	$(62)	$92
Depreciation and amortization expense	122	64	191	129
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Gain on sales of assets, net	(1)	—	(1)	—
Gain on derecognition of assets(1)	(16)	(15)	(32)	(29)
Impairment loss	—	7	70	12
Equity investment adjustments:
Equity in earnings from investments in affiliates	(2)	(1)	(2)	(1)
Pro rata FFO of investments in affiliates	4	4	5	5
Nareit FFO attributable to stockholders	101	122	167	206
Casualty loss	—	—	—	1
Share-based compensation expense	5	5	9	9
Interest expense associated with hotels in receivership(1)	16	15	32	29
Other items	7	(5)	13	3
Adjusted FFO attributable to stockholders	$129	$137	$221	$248
Nareit FFO per share – Diluted(2)	$0.51	$0.58	$0.83	$0.98
Adjusted FFO per share – Diluted(2)	$0.64	$0.65	$1.10	$1.18
Weighted average shares outstanding – Diluted(3)	200	211	200	211
__________________________________________________________________________
(1)For the three and six months ended June 30, 2025 and 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)Per share amounts are calculated based on unrounded numbers.
(3)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of June 30, 2025, see page 5.

11
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
GENERAL AND ADMINISTRATIVE EXPENSES

(unaudited, in millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Corporate general and administrative expenses	$19	$18	$37	$35
Less:
Share-based compensation expense	5	5	9	9
Other corporate expenses	1	2	2	2
G&A, excluding expenses not included in Adjusted EBITDA	$13	$11	$26	$24

12
NEW YORK HILTON MIDTOWN
SUPPLEMENTARY FINANCIAL INFORMATION
NET DEBT AND NET DEBT TO COMPARABLE ADJUSTED EBITDA RATIO

(unaudited, in millions)
	June 30, 2025	December 31, 2024
Debt	$3,840	$3,841
Add: unamortized deferred financing costs and discount	21	24
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,861	3,865
Add: Park’s share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	157	157
Less: cash and cash equivalents	(319)	(402)
Less: restricted cash	(28)	(38)
Net Debt	$3,671	$3,582
TTM Comparable Adjusted EBITDA(1)	$624	$648
Net Debt to TTM Comparable Adjusted EBITDA ratio	5.88x	5.53x
_____________________________________
(1)See pages 33 and 34 for trailing twelve months (“TTM”) Comparable Adjusted EBITDA as of June 30, 2025 and December 31, 2024, respectively.

13
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND
ASSUMPTIONS

14
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
FULL-YEAR 2025 OUTLOOK

Park expects full-year 2025 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Full-Year 2025 Outlook as of July 31, 2025		Full-Year 2025 Outlook as of June 2, 2025		Change at Midpoint
Metric	Low	High	Low	High

Comparable RevPAR	$184	$187	$185	$191	$(3)
Comparable RevPAR change vs. 2024	(2.0)%	0.0%	(1.0)%	2.0%	(150) bps
Comparable RevPAR, excluding the Royal Palm(1)	$185	$189	$186	$192	$(2)
Comparable RevPAR change vs. 2024, excluding the Royal Palm(1)	(1.0)%	1.0%	0.0%	3.0%	(150) bps

Net (loss) income	$(53)	$(3)	$(10)	$50	$(48)
Net (loss) income attributable to stockholders	$(60)	$(10)	$(18)	$42	$(47)
(Loss) earnings per share – Diluted(2)	$(0.30)	$(0.05)	$(0.09)	$0.21	$(0.24)
Operating income	$212	$263	$243	$304	$(36)
Operating income margin	8.4%	10.2%	9.5%	11.6%	(130) bps

Adjusted EBITDA	$595	$645	$588	$648	$2
Comparable Hotel Adjusted EBITDA margin(2)	26.1%	27.5%	25.7%	27.3%	30 bps
Comparable Hotel Adjusted EBITDA margin change vs. 2024(2)	(150) bps	(10)bps	(190) bps	(30)bps	30 bps
Adjusted FFO per share – Diluted(2)	$1.82	$2.08	$1.79	$2.09	$0.01
__________________________________________________________________________
(1)Royal Palm South Beach Miami, a Tribute Portfolio Resort (“Royal Palm”).
(2)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Except where noted, includes the impact of renovations at the Royal Palm of approximately $17 million of Hotel Adjusted EBITDA and 40 bps of
Comparable Hotel Adjusted EBITDA margin;
•Adjusted FFO excludes $54 million of default interest and late payment administrative fees associated with default of the SF Mortgage Loan through
October 29, 2025 (when the receivership is currently expected to end upon the sale of the hotels pursuant to a purchase and sale agreement that has been executed), which began in June 2023 and is required to be recognized in interest expense until legal titles to the Hilton San Francisco Hotels are transferred;
•Fully diluted weighted average shares for the full-year 2025 of 200 million; and
•Park’s portfolio as of July 31, 2025 and does not take into account potential future acquisitions, dispositions or any financing transactions, which could result in a material change to Park’s outlook.
Park’s full-year 2025 outlook is based on several factors, many of which are outside the Company’s control, including uncertainty surrounding macro-economic factors, such as inflation, changes in interest rates and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change. Additionally, Park’s full-year 2025 outlook does not include assumptions around the incremental impact of tariff announcements
(including any foreign tariffs announced in response to changes in U.S. trade policy), or changes in travel patterns to the United States as a result of tariff or trade policy, as the net effect of such announcements cannot be ascertained or quantified at this time.

15
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
EBITDA, ADJUSTED EBITDA, COMPARABLE HOTEL ADJUSTED EBITDA AND
    COMPARABLE HOTEL ADJUSTED EBITDA MARGIN

	Year Ending
(unaudited, in millions)	December 31, 2025
	Low Case	High Case
Net (loss) income	$(53)	$(3)
Depreciation and amortization expense	325	325
Interest income	(9)	(9)
Interest expense	208	208
Interest expense associated with hotels in receivership	54	54
Income tax expense	14	14
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	8	8
EBITDA	547	597
Gain on sale of assets, net	(1)	(1)
Gain on derecognition of assets	(54)	(54)
Share-based compensation expense	19	19
Impairment loss	70	70
Other items	14	14
Adjusted EBITDA	595	645
Less: Adjusted EBITDA from investments in affiliates	(20)	(20)
Add: All other	59	60
Comparable Hotel Adjusted EBITDA	$634	$685

16
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
EBITDA, ADJUSTED EBITDA, COMPARABLE HOTEL ADJUSTED EBITDA AND
    COMPARABLE HOTEL ADJUSTED EBITDA MARGIN (CONTINUED)

	Year Ending
	December 31, 2025
	Low Case	High Case
Total Revenues	$2,531	$2,590
Less: Other revenue	(92)	(92)
Hotel Revenues	2,439	2,498
Less: Revenues from hotels disposed of	(9)	(9)
Comparable Hotel Revenues	$2,430	$2,489

	Year Ending
	December 31, 2025
	Low Case	High Case
Total Revenues	$2,531	$2,590
Operating income	$212	$263
Operating income margin(1)	8.4%	10.2%

Comparable Hotel Revenues	$2,430	$2,489
Comparable Hotel Adjusted EBITDA	$634	$685
Comparable Hotel Adjusted EBITDA margin(1)	26.1%	27.5%
_______________________________________________________________________________
(1)Percentages are calculated based on unrounded numbers.

17
CASA MARINA KEY WEST, CURIO COLLECTION
OUTLOOK AND ASSUMPTIONS
NAREIT FFO AND ADJUSTED FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2025
	Low Case	High Case
Net (loss) income attributable to stockholders	$(60)	$(10)
Depreciation and amortization expense	325	325
Depreciation and amortization expense attributable to noncontrolling interests	(4)	(4)
Gain on sale of assets, net	(1)	(1)
Gain on derecognition of assets	(54)	(54)
Impairment loss	70	70
Equity investment adjustments:
Equity in earnings from investments in affiliates	(3)	(3)
Pro rata FFO of equity investments	6	6
Nareit FFO attributable to stockholders	279	329
Share-based compensation expense	19	19
Interest expense associated with hotels in receivership	54	54
Other items	11	13
Adjusted FFO attributable to stockholders	$363	$415
Adjusted FFO per share – Diluted(1)	$1.82	$2.08
Weighted average diluted shares outstanding	200	200
_____________________________________
(1)Per share amounts are calculated based on unrounded numbers.

18
HILTON WAIKOLOA VILLAGE
PORTFOLIO
AND
OPERATING
METRICS

19
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
HOTEL PORTFOLIO AS OF JULY 31, 2025

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Comparable Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,872	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	234,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	87,000	Leasehold	100%	—
Hilton Waikoloa Village	653	Hawaii	241,000	Fee Simple	100%	—
Caribe Hilton	652	Puerto Rico	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$52
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
The Wade(1)	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$123
Waldorf Astoria Orlando	502	Orlando	121,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	35,000	Fee Simple	100%	—
The Midland Hotel, a Tribute Portfolio Hotel(2)	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$155
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—
_____________________________________
(1)In February 2025, the W Chicago – Lakeshore was converted to The Wade.
(2)In January 2025, the W Chicago – City Center was converted to The Midland Hotel, a Tribute Portfolio Hotel.

20
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
HOTEL PORTFOLIO AS OF JULY 31, 2025 (CONTINUED)

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Comparable Portfolio (continued)

DoubleTree Hotel San Diego – Mission Valley	300	Southern California	35,000	Leasehold	100%	—
Embassy Suites Kansas City Plaza(2)	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	27,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Comparable Portfolio (36 Hotels)	22,395		2,154,000			$1,635

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$105
Capital Hilton	559	Washington, D.C.	30,000	Fee Simple	25%	$27
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (3 Hotels)	2,271		277,000			$157

Grand Total (39 Hotels)	24,666		2,431,000			$1,792
_____________________________________
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.
(2)In July 2025, the Company made the decision to permanently close the Embassy Suites Kansas City Plaza, which Park anticipates will occur during the third quarter of 2025. In connection with that decision,
Park entered into an agreement with the ground lessor of the hotel to terminate the ground lease at the end of September 2025.

21
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: Q2 2025 VS Q2 2024

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2Q25	2Q24	Change(1)	2Q25	2Q24	Change	2Q25	2Q24	Change(1)	2Q25	2Q24	Change(1)
Hawaii	2	3,525	$297.44	$304.25	(2.2)%	78.6%	86.9%	(8.3)% pts	$233.80	$264.54	(11.6)%	$411.22	$450.10	(8.6)%
Orlando	3	2,325	247.38	239.96	3.1	74.9	68.4	6.5	185.19	164.01	12.9	417.55	376.66	10.9
New York	1	1,878	333.86	314.23	6.2	91.7	88.7	3.0	306.08	278.70	9.8	461.99	439.12	5.2
New Orleans	1	1,622	212.47	218.36	(2.7)	69.7	66.4	3.3	148.10	145.06	2.1	266.43	254.33	4.8
Boston	3	1,536	278.26	279.37	(0.4)	88.0	85.9	2.1	244.91	239.91	2.1	308.57	310.09	(0.5)
Southern California	5	1,773	222.72	224.55	(0.8)	79.4	81.8	(2.4)	176.85	183.69	(3.7)	291.84	293.98	(0.7)
Key West	2	461	500.67	555.43	(9.9)	85.9	77.0	8.9	429.94	427.75	0.5	703.64	683.16	3.0
Chicago	3	2,467	236.39	246.98	(4.3)	69.5	70.7	(1.2)	164.31	174.63	(5.9)	251.10	262.67	(4.4)
Puerto Rico	1	652	274.31	288.67	(5.0)	92.6	74.8	17.8	254.02	216.03	17.6	397.62	338.77	17.4
Washington, D.C.	2	1,085	211.32	212.73	(0.7)	77.3	81.8	(4.5)	163.32	173.88	(6.1)	225.43	250.47	(10.0)
Denver	1	613	189.21	204.90	(7.7)	79.9	69.4	10.5	151.26	142.28	6.3	228.38	218.64	4.5
Miami(2)	1	393	296.94	252.49	17.6	30.7	83.9	(53.2)	91.31	212.07	(56.9)	114.38	282.14	(59.5)
Seattle	2	1,246	163.46	165.56	(1.3)	77.5	78.8	(1.3)	126.65	130.47	(2.9)	171.25	176.89	(3.2)
San Francisco	1	344	301.76	273.24	10.4	74.5	70.3	4.2	224.75	192.00	17.1	285.99	241.13	18.6
Other	8	2,475	192.36	193.03	(0.3)	65.6	69.7	(4.1)	126.28	134.48	(6.1)	174.60	180.98	(3.5)
All Markets	36	22,395	$255.76	$256.88	(0.4)%	76.5%	77.4%	(0.9)% pts	$195.68	$198.93	(1.6)%	$316.50	$319.11	(0.8)%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

22
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: Q2 2025 VS Q2 2024 (CONTINUED)

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2Q25	2Q24	Change(1)	2Q25	2Q24	Change(1)	2Q25	2Q24	Change
Hawaii	2	3,525	$45	$56	(19.4)%	$132	$144	(8.2)%	34.0%	38.7%	(470)	bps
Orlando	3	2,325	30	25	19.1	88	80	10.9	33.9	31.5	240
New York	1	1,878	17	14	20.4	79	75	5.2	20.9	18.3	260
New Orleans	1	1,622	14	13	12.1	39	38	4.8	36.8	34.4	240
Boston	3	1,536	16	16	0.2	43	43	(0.5)	36.8	36.5	30
Southern California	5	1,773	14	15	(2.6)	47	47	(0.7)	30.5	31.1	(60)
Key West	2	461	12	12	2.9	30	29	3.0	42.1	42.1	—
Chicago	3	2,467	16	15	1.8	56	59	(4.4)	27.8	26.1	170
Puerto Rico	1	652	7	5	31.2	24	20	17.4	28.6	25.6	300
Washington, D.C.	2	1,085	6	7	(32.0)	22	25	(10.0)	25.2	33.4	(820)
Denver	1	613	5	5	13.8	13	12	4.5	40.8	37.5	330
Miami(2)	1	393	—	4	(87.7)	4	10	(59.5)	11.0	36.4	(2,540)
Seattle	2	1,246	2	3	(23.8)	19	20	(3.2)	10.6	13.5	(290)
San Francisco	1	344	1	—	888.7	9	7	18.6	9.6	(1.5)	1,110
Other	8	2,475	6	7	(23.4)	40	41	(3.5)	14.8	18.6	(380)
All Markets	36	22,395	$191	$197	(3.2)%	$645	$650	(0.7)%	29.6%	30.4%	(80)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

23
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: YTD Q2 2025 VS YTD Q2 2024

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2025	2024	Change(1)	2025	2024	Change	2025	2024	Change(1)	2025	2024	Change(1)
Hawaii	2	3,525	$300.53	$307.75	(2.3)%	78.5%	88.6%	(10.1)% pts	$235.85	$272.53	(13.5)%	$415.88	$465.40	(10.6)%
Orlando	3	2,325	271.84	262.69	3.5	77.4	71.3	6.1	210.36	187.23	12.4	464.76	415.81	11.8
New York	1	1,878	305.89	287.08	6.6	81.2	81.7	(0.5)	248.30	234.53	5.9	383.56	381.58	0.5
New Orleans	1	1,622	236.41	223.29	5.9	69.4	70.8	(1.4)	163.98	157.90	3.8	295.03	276.99	6.5
Boston	3	1,536	239.24	238.39	0.4	80.7	80.1	0.6	193.00	190.88	1.1	251.08	253.74	(1.1)
Southern California	5	1,773	211.41	212.46	(0.5)	77.3	78.2	(0.9)	163.42	166.17	(1.7)	267.09	267.27	(0.1)
Key West	2	461	594.93	615.78	(3.4)	87.3	80.5	6.8	519.65	496.19	4.7	800.52	740.77	8.1
Chicago	3	2,467	212.34	216.97	(2.1)	55.5	56.3	(0.8)	117.83	122.04	(3.4)	191.29	191.83	(0.3)
Puerto Rico	1	652	307.86	319.94	(3.8)	92.4	79.3	13.1	284.49	253.67	12.1	427.04	377.87	13.0
Washington, D.C.	2	1,085	205.98	198.61	3.7	73.1	74.3	(1.2)	150.63	147.60	2.1	212.69	217.13	(2.0)
Denver	1	613	179.55	188.51	(4.8)	68.9	66.5	2.4	123.67	125.28	(1.3)	191.49	189.86	0.9
Miami(2)	1	393	342.32	302.23	13.3	58.4	85.2	(26.8)	199.93	257.63	(22.4)	256.73	333.48	(23.0)
Seattle	2	1,246	151.69	151.27	0.3	72.2	73.2	(1.0)	109.54	110.80	(1.1)	152.52	155.68	(2.0)
San Francisco	1	344	379.02	346.52	9.4	68.7	68.4	0.3	260.35	236.90	9.9	345.63	317.31	8.9
Other	8	2,475	189.07	189.78	(0.4)	61.9	65.8	(3.9)	117.00	124.79	(6.2)	165.95	171.49	(3.2)
All Markets	36	22,395	$256.75	$254.33	1.0%	72.8%	74.4%	(1.6)% pts	$187.01	$189.36	(1.2)%	$307.77	$308.36	(0.2)%
____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

24
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
COMPARABLE HOTELS BY MARKET: YTD Q2 2025 VS YTD Q2 2024 (CONTINUED)

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2025	2024	Change(1)	2025	2024	Change(1)	2025	2024	Change
Hawaii(2)	2	3,525	$91	$120	(24.6)%	$266	$297	(10.7)%	34.1%	40.4%	(630)	bps
Orlando	3	2,325	73	62	17.9	196	176	11.2	37.3	35.2	210
New York	1	1,878	12	11	5.8	130	130	—	9.3	8.8	50
New Orleans	1	1,622	34	30	15.5	87	82	5.9	39.7	36.4	330
Boston(3)	3	1,536	20	26	(23.8)	70	71	(1.6)	28.1	36.3	(820)
Southern California	5	1,773	22	24	(6.0)	86	86	(0.6)	25.9	27.4	(150)
Key West	2	461	31	28	10.6	67	62	7.5	46.2	44.9	130
Chicago	3	2,467	5	5	(8.4)	85	86	(0.8)	5.6	6.1	(50)
Puerto Rico	1	652	16	14	17.9	50	45	12.4	31.7	30.2	150
Washington, D.C.	2	1,085	10	12	(18.7)	42	43	(2.6)	23.2	27.8	(460)
Denver	1	613	7	7	(5.4)	21	21	0.3	32.1	34.0	(190)
Miami(4)	1	393	8	10	(26.6)	18	24	(23.4)	41.4	43.2	(180)
Seattle	2	1,246	1	2	(44.6)	34	35	(2.6)	3.7	6.5	(280)
San Francisco	1	344	5	3	49.1	22	20	8.3	21.7	15.8	590
Other	8	2,475	7	12	(27.1)	74	78	(3.8)	11.8	15.6	(380)
All Markets	36	22,395	$342	$366	(6.5)%	$1,248	$1,256	(0.7)%	27.4%	29.1%	(170)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.
(4)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

25
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: Q2 2025 VS Q2 2024

	(unaudited)	ADR			Occupancy			RevPAR			Total RevPAR
		2Q25	2Q24	Change(1)	2Q25	2Q24	Change	2Q25	2Q24	Change(1)	2Q25	2Q24	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$297.43	$303.17	(1.9)%	79.2%	89.4%	(10.2)% pts	$235.49	$271.06	(13.1)%	$385.08	$432.46	(11.0)%
2	Hilton Waikoloa Village	297.52	309.83	(4.0)	76.1	76.1	—	226.38	235.74	(4.0)	526.21	528.08	(0.4)
3	Signia by Hilton Orlando Bonnet Creek	234.20	226.90	3.2	74.1	74.1	—	173.52	168.05	3.3	484.43	460.07	5.3
4	Waldorf Astoria Orlando	389.61	379.85	2.6	73.7	61.1	12.6	287.09	232.18	23.6	556.00	448.38	24.0
5	New York Hilton Midtown	333.86	314.23	6.2	91.7	88.7	3.0	306.08	278.70	9.8	461.99	439.12	5.2
6	Hilton New Orleans Riverside	212.47	218.36	(2.7)	69.7	66.4	3.3	148.10	145.06	2.1	266.43	254.33	4.8
7	Caribe Hilton	274.31	288.67	(5.0)	92.6	74.8	17.8	254.02	216.03	17.6	397.62	338.77	17.4
8	Hilton Boston Logan Airport	282.16	284.44	(0.8)	93.2	93.8	(0.6)	262.89	266.78	(1.5)	321.13	329.56	(2.6)
9	Hyatt Regency Boston	320.59	315.26	1.7	92.2	89.0	3.2	295.52	280.48	5.4	358.05	356.24	0.5
10	Hilton Santa Barbara Beachfront Resort	336.93	341.50	(1.3)	68.6	71.9	(3.3)	231.29	245.56	(5.8)	400.86	391.52	2.4
11	Hyatt Regency Mission Bay Spa and Marina	247.85	247.73	0.1	83.3	83.8	(0.5)	206.50	207.70	(0.6)	364.50	371.56	(1.9)
12	Casa Marina Key West, Curio Collection	525.31	568.30	(7.6)	84.7	75.6	9.1	444.92	429.69	3.5	741.02	703.76	5.3
13	The Reach Key West, Curio Collection	451.69	530.19	(14.8)	88.3	79.9	8.4	398.88	423.73	(5.9)	626.14	640.44	(2.2)
14	Hilton Chicago	227.16	233.97	(2.9)	71.2	72.1	(0.9)	161.63	168.55	(4.1)	276.97	283.71	(2.4)
15	Hilton Denver City Center	189.21	204.90	(7.7)	79.9	69.4	10.5	151.26	142.28	6.3	228.38	218.64	4.5
16	Royal Palm South Beach Miami(2)	296.94	252.49	17.6	30.7	83.9	(53.2)	91.31	212.07	(56.9)	114.38	282.14	(59.5)
17	DoubleTree Hotel Washington DC – Crystal City	208.01	209.15	(0.5)	79.7	85.9	(6.2)	165.80	179.69	(7.7)	220.61	242.41	(9.0)
18	Hilton McLean Tysons Corner	216.19	218.26	(0.9)	74.0	76.0	(2.0)	159.92	165.92	(3.6)	232.03	261.51	(11.3)
19	JW Marriott San Francisco Union Square	301.76	273.24	10.4	74.5	70.3	4.2	224.75	192.00	17.1	285.99	241.13	18.6
20	Juniper Hotel Cupertino, Curio Collection	209.67	202.22	3.7	71.6	76.0	(4.4)	150.11	153.72	(2.3)	166.61	172.52	(3.4)
	Total Core Hotels (20 Hotels)	281.09	281.04	—	78.3	79.4	(1.1)	220.19	223.14	(1.3)	366.30	368.45	(0.6)

	All Other Hotels (16 Hotels)	190.51	194.41	(2.0)	72.2	72.8	(0.6)	137.49	141.53	(2.9)	198.32	202.15	(1.9)
	Total Comparable Hotels (36 Hotels)	$255.76	$256.88	(0.4)%	76.5%	77.4%	(0.9)% pts	$195.68	$198.93	(1.6)%	$316.50	$319.11	(0.8)%
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

26
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: Q2 2025 VS Q2 2024 (CONTINUED)

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2Q25	2Q24	Change(1)	2Q25	2Q24	Change(1)	2Q25	2Q24	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$36	$46	(20.8)%	$101	$113	(10.6)%	35.9%	40.5%	(460)	bps
2	Hilton Waikoloa Village	9	10	(13.0)	31	31	0.6	27.6	31.9	(430)
3	Signia by Hilton Orlando Bonnet Creek	17	15	10.9	44	42	5.3	38.4	36.5	190
4	Waldorf Astoria Orlando	8	5	44.7	25	20	24.0	30.5	26.1	440
5	New York Hilton Midtown	17	14	20.4	79	75	5.2	20.9	18.3	260
6	Hilton New Orleans Riverside	14	13	12.1	39	38	4.8	36.8	34.4	240
7	Caribe Hilton	7	5	31.2	24	20	17.4	28.6	25.6	300
8	Hilton Boston Logan Airport	6	6	0.1	18	18	(2.6)	33.1	32.2	90
9	Hyatt Regency Boston	7	7	(2.2)	16	16	0.5	42.4	43.6	(120)
10	Hilton Santa Barbara Beachfront Resort	6	6	6.2	13	13	2.4	47.9	46.2	170
11	Hyatt Regency Mission Bay Spa and Marina	4	4	(3.9)	15	15	(1.9)	24.4	24.9	(50)
12	Casa Marina Key West, Curio Collection	9	9	4.9	21	20	5.3	43.3	43.5	(20)
13	The Reach Key West, Curio Collection	3	3	(2.1)	9	9	(2.2)	39.2	39.1	10
14	Hilton Chicago	11	10	5.9	39	40	(2.4)	27.0	24.9	210
15	Hilton Denver City Center	5	5	13.8	13	12	4.5	40.8	37.5	330
16	Royal Palm South Beach Miami(2)	—	4	(87.7)	4	10	(59.5)	11.0	36.4	(2,540)
17	DoubleTree Hotel Washington DC – Crystal City	4	5	(28.8)	12	14	(9.0)	29.6	37.8	(820)
18	Hilton McLean Tysons Corner	2	3	(37.6)	10	11	(11.3)	19.4	27.6	(820)
19	JW Marriott San Francisco Union Square	1	—	888.7	9	7	18.6	9.6	(1.5)	1,110
20	Juniper Hotel Cupertino, Curio Collection	1	1	(18.9)	3	4	(3.4)	23.9	28.5	(460)
	Total Core Hotels (20 Hotels)	167	171	(2.4)	525	528	(0.5)	31.6	32.2	(60)

	All Other Hotels (16 Hotels)	24	26	(8.2)	120	122	(1.9)	20.8	22.2	(140)
	Total Comparable Hotels (36 Hotels)	$191	$197	(3.2)%	$645	$650	(0.7)%	29.6%	30.4%	(80)	bps
_____________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

27
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: YTD Q2 2025 VS YTD Q2 2024

	(unaudited)	ADR			Occupancy			RevPAR			Total RevPAR
		2025	2024	Change(1)	2025	2024	Change	2025	2024	Change(1)	2025	2024	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$295.84	$303.45	(2.5)%	78.3%	90.5%	(12.2)% pts	$231.78	$274.88	(15.7)%	$380.14	$441.99	(14.0)%
2	Hilton Waikoloa Village	320.94	329.38	(2.6)	79.1	79.6	(0.5)	253.73	262.16	(3.2)	573.03	568.91	0.7
3	Signia by Hilton Orlando Bonnet Creek	258.59	251.56	2.8	76.1	75.9	0.2	196.66	190.77	3.1	536.80	496.90	8.0
4	Waldorf Astoria Orlando	430.73	412.39	4.4	74.3	60.6	13.7	320.04	249.91	28.1	597.56	476.86	25.3
5	New York Hilton Midtown	305.89	287.08	6.6	81.2	81.7	(0.5)	248.30	234.53	5.9	383.56	381.58	0.5
6	Hilton New Orleans Riverside	236.41	223.29	5.9	69.4	70.8	(1.4)	163.98	157.90	3.8	295.03	276.99	6.5
7	Caribe Hilton	307.86	319.94	(3.8)	92.4	79.3	13.1	284.49	253.67	12.1	427.04	377.87	13.0
8	Hilton Boston Logan Airport	242.81	241.62	0.5	91.8	93.0	(1.2)	222.86	224.61	(0.8)	278.56	283.25	(1.7)
9	Hyatt Regency Boston	268.66	260.87	3.0	80.5	80.8	(0.3)	216.21	210.84	2.6	269.43	273.52	(1.5)
10	Hilton Santa Barbara Beachfront Resort	300.06	299.23	0.3	67.0	70.1	(3.1)	201.18	209.83	(4.1)	342.92	335.83	2.1
11	Hyatt Regency Mission Bay Spa and Marina	232.99	235.34	(1.0)	78.4	77.3	1.1	182.67	181.81	0.5	328.62	331.76	(0.9)
12	Casa Marina Key West, Curio Collection	620.56	630.71	(1.6)	86.8	78.9	7.9	538.73	497.55	8.3	835.59	752.23	11.1
13	The Reach Key West, Curio Collection	542.78	586.75	(7.5)	88.5	84.1	4.4	480.10	493.36	(2.7)	727.80	717.01	1.5
14	Hilton Chicago	202.61	205.03	(1.2)	59.9	57.9	2.0	121.40	118.77	2.2	222.15	213.04	4.3
15	Hilton Denver City Center	179.55	188.51	(4.8)	68.9	66.5	2.4	123.67	125.28	(1.3)	191.49	189.86	0.9
16	Royal Palm South Beach Miami(2)	342.32	302.23	13.3	58.4	85.2	(26.8)	199.93	257.63	(22.4)	256.73	333.48	(23.0)
17	DoubleTree Hotel Washington DC – Crystal City	200.47	194.06	3.3	75.6	77.4	(1.8)	151.54	150.20	0.9	203.83	206.56	(1.3)
18	Hilton McLean Tysons Corner	214.15	205.49	4.2	69.8	70.1	(0.3)	149.39	144.04	3.7	224.83	231.62	(2.9)
19	JW Marriott San Francisco Union Square	379.02	346.52	9.4	68.7	68.4	0.3	260.35	236.90	9.9	345.63	317.31	8.9
20	Juniper Hotel Cupertino, Curio Collection	214.83	205.92	4.3	66.1	72.6	(6.5)	141.98	149.39	(5.0)	157.44	169.42	(7.1)
	Total Core Hotels (20 Hotels)	284.16	279.79	1.6	75.3	77.2	(1.9)	213.88	215.89	(0.9)	359.92	359.66	0.1

	All Other Hotels (16 Hotels)	183.74	185.88	(1.1)	67.1	68.1	(1.0)	123.23	126.47	(2.6)	184.02	186.74	(1.5)
	Total Comparable Hotels (36 Hotels)	$256.75	$254.33	1.0%	72.8%	74.4%	(1.6)% pts	$187.01	$189.36	(1.2)%	$307.77	$308.36	(0.2)%
_______________________________________________________________
(1)Calculated based on unrounded numbers.
(2)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

28
HILTON WAIKOLOA VILLAGE
PORTFOLIO AND OPERATING METRICS
CORE HOTELS: YTD Q2 2025 VS YTD Q2 2024 (CONTINUED)

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2025	2024	Change(1)	2025	2024	Change(1)	2025	2024	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort(2)	$69	$96	(28.8)%	$198	$230	(14.1)%	34.7%	41.9%	(720)	bps
2	Hilton Waikoloa Village(2)	22	24	(7.2)	68	67	1.1	32.5	35.4	(290)
3	Signia by Hilton Orlando Bonnet Creek	40	36	12.4	98	91	7.4	40.9	39.1	180
4	Waldorf Astoria Orlando	18	13	44.5	54	44	24.6	33.8	29.2	460
5	New York Hilton Midtown	12	11	5.8	130	130	—	9.3	8.8	50
6	Hilton New Orleans Riverside	34	30	15.5	87	82	5.9	39.7	36.4	330
7	Caribe Hilton	16	14	17.9	50	45	12.4	31.7	30.2	150
8	Hilton Boston Logan Airport(3)	8	10	(19.2)	30	31	(2.2)	26.5	32.1	(560)
9	Hyatt Regency Boston(3)	8	11	(23.6)	24	25	(2.0)	32.8	42.1	(930)
10	Hilton Santa Barbara Beachfront Resort	9	9	2.8	23	22	1.6	39.5	39.0	50
11	Hyatt Regency Mission Bay Spa and Marina	5	6	(8.9)	26	26	(1.5)	21.0	22.7	(170)
12	Casa Marina Key West, Curio Collection	22	20	13.5	47	43	10.5	47.2	45.9	130
13	The Reach Key West, Curio Collection	9	8	3.6	20	19	0.9	43.7	42.6	110
14	Hilton Chicago	7	5	43.7	62	60	3.7	11.6	8.4	320
15	Hilton Denver City Center	7	7	(5.4)	21	21	0.3	32.1	34.0	(190)
16	Royal Palm South Beach Miami(4)	8	10	(26.6)	18	24	(23.4)	41.4	43.2	(180)
17	DoubleTree Hotel Washington DC – Crystal City	6	8	(15.8)	23	24	(1.9)	27.6	32.1	(450)
18	Hilton McLean Tysons Corner	3	4	(23.9)	19	19	(3.5)	17.8	22.6	(480)
19	JW Marriott San Francisco Union Square	5	3	49.1	22	20	8.3	21.7	15.8	590
20	Juniper Hotel Cupertino, Curio Collection	1	2	(32.4)	6	7	(7.6)	20.2	27.6	(740)
	Total Core Hotels (20 Hotels)	309	327	(4.8)	1,026	1,030	(0.4)	30.2	31.6	(140)

	All Other Hotels (16 Hotels)	33	39	(20.2)	222	226	(2.0)	14.6	17.9	(330)
	Total Comparable Hotels (36 Hotels)	$342	$366	(6.5)%	$1,248	$1,256	(0.7)%	27.4%	29.1%	(170)	bps
____________________________________________________
(1)Calculated based on unrounded numbers.
(2)During Q1 2024, Park’s Hawaii hotels benefited from a state unemployment tax refund of approximately $4 million.
(3)During Q1 2024, Park’s Boston hotels benefited from a $5 million grant received from the Massachusetts Growth Capital Corporation’s Hotel & Motel Relief Grant Program.
(4)In mid-May 2025, operations at the Royal Palm were suspended for a comprehensive renovation.

29
HILTON DENVER CITY CENTER
PROPERTIES
ACQUIRED AND
SOLD

30
HILTON DENVER CITY CENTER
PROPERTIES ACQUIRED AND SOLD

TOTAL ACQUISITIONS
Year	Number of Hotels	Room Count	Total Consideration
			(in millions)

2019	18	5,981	$2,500.0

	18	5,981	$2,500.0

TOTAL SALES
Year	Number of Hotels	Room Count	Gross Proceeds(1)
			(in millions)

2018	13	3,193	$519.0
2019	8	2,597	496.9
2020	2	700	207.9
2021	5	1,042	476.6
2022	7	2,207	316.9
2023	1	508	118.3
2024	2	769	76.3
2025	1	316	80.0

	39(2)	11,332	$2,291.9

2025 SALES
Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)

Hyatt Centric Fisherman’s Wharf	San Francisco, California	May 2025	316	$80.0
			316	$80.0
____________________________________
(1)Gross proceeds from the sale of joint ventures represent Park’s pro-rata share.
(2)To date, Park has sold its interest in 39 hotels. In addition, five other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023.

31
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE
SUPPLEMENTARY
FINANCIAL
INFORMATION

32
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE TTM HOTEL METRICS

(unaudited, dollars in millions)
	Three Months Ended				TTM
	September 30,	December 31,	March 31,	June 30,	June 30,
	2024	2024	2025	2025	2025
Comparable RevPAR	$191.32	$179.81	$178.24	$195.68	$186.28
Comparable Occupancy	77.9%	69.9%	69.1%	76.5%	73.4%
Comparable ADR	$245.46	$257.26	$257.86	$255.76	$253.85

Total Revenues	$649	$625	$630	$672	$2,576
Operating income	$95	$83	$7	$65	$250
Operating income margin(1)	14.6%	13.3%	1.1%	9.6%	9.7%

Comparable Hotel Revenues	$613	$595	$603	$645	$2,456
Comparable Hotel Adjusted EBITDA	$167	$148	$151	$191	$657
Comparable Hotel Adjusted EBITDA margin(1)	27.3%	24.8%	25.1%	29.6%	26.8%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Comparable RevPAR	$179.79	$198.93	$191.32	$179.81	$187.45
Comparable Occupancy	71.5%	77.4%	77.9%	69.9%	74.2%
Comparable ADR	$251.56	$256.88	$245.46	$257.26	$252.68

Total Revenues	$639	$686	$649	$625	$2,599
Operating income	$92	$121	$95	$83	$391
Operating income margin(1)	14.5%	17.5%	14.6%	13.3%	15.0%

Comparable Hotel Revenues	$606	$650	$613	$595	$2,464
Comparable Hotel Adjusted EBITDA	$169	$197	$167	$148	$681
Comparable Hotel Adjusted EBITDA margin(1)	27.9%	30.4%	27.3%	24.8%	27.6%
_____________________________________
(1)Percentages are calculated based on unrounded numbers.

33
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE HOTEL ADJUSTED EBITDA – TTM 2025

	Three Months Ended				TTM
(unaudited, in millions)	September 30,	December 31,	March 31,	June 30,	June 30,
	2024	2024	2025	2025	2025
Net income (loss)	$57	$73	$(57)	$(2)	$71
Depreciation and amortization expense	63	65	69	122	319
Interest income	(6)	(5)	(3)	(2)	(16)
Interest expense	54	53	52	53	212
Interest expense associated with hotels in receivership(1)	15	16	16	16	63
Income tax (benefit) expense	2	(52)	1	1	(48)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	4	1	2	2	9
EBITDA	189	151	80	190	610
Gain on sales of assets, net	—	(8)	—	(1)	(9)
Gain on derecognition of assets(1)	(15)	(16)	(16)	(16)	(63)
Gain on sale of investments in affiliates(2)	(19)	—	—	—	(19)
Share-based compensation expense	5	5	4	5	19
Impairment and casualty loss	—	1	70	—	71
Other items	(1)	5	6	5	15
Adjusted EBITDA	159	138	144	183	624
Less: Adjusted EBITDA from hotels disposed of	(1)	1	—	—	—
Comparable Adjusted EBITDA	158	139	144	183	624
Less: Adjusted EBITDA from investments in affiliates	(3)	(4)	(8)	(5)	(20)
Add: All other(3)	12	13	15	13	53
Comparable Hotel Adjusted EBITDA	$167	$148	$151	$191	$657
_____________________________________
(1)Represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)Includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

34
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE HOTEL ADJUSTED EBITDA – FULL-YEAR 2024

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
Net income	$29	$67	$57	$73	$226
Depreciation and amortization expense	65	64	63	65	257
Interest income	(5)	(5)	(6)	(5)	(21)
Interest expense	53	54	54	53	214
Interest expense associated with hotels in receivership(1)	14	15	15	16	60
Income tax expense (benefit)	1	(12)	2	(52)	(61)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	4	1	10
EBITDA	160	185	189	151	685
Gain on sales of assets, net	—	—	—	(8)	(8)
Gain on derecognition of assets(1)	(14)	(15)	(15)	(16)	(60)
Gain on sale of investments in affiliates(2)	—	—	(19)	—	(19)
Share-based compensation expense	4	5	5	5	19
Impairment and casualty loss	6	7	—	1	14
Other items	6	11	(1)	5	21
Adjusted EBITDA	162	193	159	138	652
Less: Adjusted EBITDA from hotels disposed of	—	(2)	(1)	1	(2)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(1)	—	—	(2)
Comparable Adjusted EBITDA	161	190	158	139	648
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(3)	(4)	(21)
Add: All other(3)	15	14	12	13	54
Comparable Hotel Adjusted EBITDA	$169	$197	$167	$148	$681
_____________________________________
(1)For the year ended December 31, 2024, represents accrued interest expense associated with the default of the SF Mortgage Loan, which was offset by a gain on derecognition for the corresponding increase of the contract asset on the condensed consolidated balance sheets, as Park expects to be released from this obligation upon final resolution with the lender.
(2)For the year ended December 31, 2024, includes a gain of $19 million on the sale of the Hilton La Jolla Torrey Pines included in equity in earnings from investments in affiliates in the condensed consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

35
SIGNIA BY HILTON ORLANDO BONNET CREEK
COMPARABLE SUPPLEMENTARY FINANCIAL INFORMATION
HISTORICAL COMPARABLE TTM HOTEL REVENUES – 2025 AND 2024

	Three Months Ended				TTM
(unaudited, in millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	June 30, 2025
Total Revenues	$649	$625	$630	$672	$2,576
Less: Other revenue	(21)	(22)	(22)	(23)	(88)
Less: Revenues from hotels disposed of	(15)	(8)	(5)	(4)	(32)
Comparable Hotel Revenues	$613	$595	$603	$645	$2,456

	Three Months Ended				Full-Year
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Total Revenues	$639	$686	$649	$625	$2,599
Less: Other revenue	(21)	(22)	(21)	(22)	(86)
Less: Revenues from hotels disposed of	(12)	(14)	(15)	(8)	(49)
Comparable Hotel Revenues	$606	$650	$613	$595	$2,464

36
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL
STRUCTURE

37
ROYAL PALM SOUTH BEACH MIAMI, A TRIBUTE PORTFOLIO
CAPITAL STRUCTURE
FIXED AND VARIABLE RATE DEBT

(unaudited, dollars in millions)				As of June 30, 2025

Debt(1)	Collateral	Interest Rate	Maturity Date
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	December 2025(2)	$52
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	123
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	155
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2028 Senior Notes	Unsecured	5.88%	October 2028	725
2029 Senior Notes	Unsecured	4.88%	May 2029	750
2030 Senior Notes	Unsecured	7.00%	February 2030	550
Finance lease obligations		7.04%	2025 to 2028	1
Total Fixed Rate Debt		5.11%(3)		3,661

Variable Rate Debt
Revolver(4)	Unsecured	SOFR + 2.00%(5)	December 2026	—
2024 Term Loan	Unsecured	SOFR + 1.95%(5)	May 2027	200
Total Variable Rate Debt		6.37%		200

Less: unamortized deferred financing costs and discount				(21)
Total Debt(1)(6)		5.18%(3)		$3,840
_____________________________________
(1)Excludes the SF Mortgage Loan secured by the Hilton San Francisco Hotels, which is included in debt associated with hotels in receivership in Park’s condensed consolidated balance sheets. In October
2023, the Hilton San Francisco Hotels were placed into court-ordered receivership, and thus, Park has no further economic interest in the operations of the hotels.
(2)The loan matures in August 2042 but is callable by the lender with six months notice. As of June 30, 2025, Park had not received notice from the lender.
(3)Calculated on a weighted average basis.
(4)As of July 31, 2025, Park has $950 million of available capacity under the Revolver with no outstanding letters of credit.
(5)SOFR includes a credit spread adjustment of 0.1%.
(6)Excludes $157 million of Park’s share of debt of its unconsolidated joint ventures.

HYATT REGENCY
HYATT REGENCY

PARK
HOTELS & RESORTS

38
HYATT REGENCY BOSTON
DEFINITIONS

39
HYATT REGENCY BOSTON
DEFINITIONS
Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable
Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable Hotel
Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park’s portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented.
Additionally, Comparable metrics exclude results from property dispositions that have occurred through July 31, 2025 and the Hilton San
Francisco Hotels, which were placed into receivership at the end of October 2023.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and also interest income and expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.
Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park’s ongoing operating performance or incurred in the normal course of business, and thus, excluded from management’s analysis in making day-to-day operating decisions and evaluations of Park’s operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents
Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”)
GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted
EBITDA margin may not be comparable to similarly titled measures of other companies.

40
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel
Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure
(primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted
EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations. Further, the Company does not use or present EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and
Hotel Adjusted EBITDA margin as measures of liquidity or cash flows.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net
income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures.
Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

41
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as
(i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. Net Debt also excludes Debt associated with hotels in receivership.
The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies.
Net Debt to Adjusted EBITDA Ratio
Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels.
Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.

42
HYATT REGENCY BOSTON
DEFINITIONS
(CONTINUED)
Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

43
HILTON SANTA BARBARA BEACHFRONT RESORT
ANALYST
COVERAGE

44
HILTON SANTA BARBARA BEACHFRONT RESORT
ANALYST COVERAGE

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Ken Billingsley	Compass Point	(202) 534-1393	kbillingsley@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Daniel Politzer	JP Morgan	(212) 622-0110	daniel.politzer@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
RJ Milligan	Raymond James	(727) 567-2585	rjmilligan@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Jay Kornreich	Wedbush Securities Inc.	(212) 938-9942	jay.kornreich@wedbush.com
Jamie Feldman	Wells Fargo	(212) 214-5328	james.feldman@wellsfargo.com
Keegan Carl	Wolfe Research	(646) 582-9251	kcarl@wolferesearch.com